Exhibit 99.1

Tekelec Announces 2007 Q4 and Full Year Results
Record Q4 2007 Orders up 34%; Book-to-Bill was 1.62 for Q4 2007
Record Full year 2007 Orders up 16%; Book-to-Bill was 1.06 for 2007
Morrisville, N.C. February 7, 2008 — Tekelec (“the Company”), (NASDAQ: TKLC), a leading developer of high-performance network applications for next-generation fixed, mobile and packet networks, today announced its earnings for the fourth quarter and full year of 2007.
2007 Q4 Results from Continuing Operations
For the fourth quarter of 2007, the Company had orders of $186.2 million, up 34% compared to $138.4 million for the fourth quarter of 2006 and up 71% compared to $109.2 million for the third quarter of 2007. The book-to-bill ratio was 1.62 for the fourth quarter of 2007. Revenue from continuing operations for the fourth quarter of 2007 was $115.2 million, down 8% compared to $125.1 million for the fourth quarter of 2006. Backlog as of December 31, 2007 was $417.0 million compared to $346.1 million as of September 30, 2007 and $389.6 million as of December 31, 2006.
On a GAAP basis, the Company reported income from continuing operations for the fourth quarter of 2007 of $10.1 million, or $0.14 per diluted share, compared to income from continuing operations of $9.4 million, or $0.13 per diluted share, for the fourth quarter of 2006. On a non-GAAP basis, net income from continuing operations for the fourth quarter of 2007 was $14.9 million, or $0.21 per diluted share, compared to net income from continuing operations of $17.4 million, or $0.24 per diluted share, for the fourth quarter of 2006. Please refer to the attached financial statement schedules for a reconciliation of the Company’s GAAP operating results to its non-GAAP operating results.
Full Year 2007 Results from Continuing Operations
For the full year 2007, the Company had orders from continuing operations of $459.2 million, up 16% compared to $396.1 million for the full year 2006. Revenue from continuing operations for the full year 2007 was $431.8 million, down 3% compared to $443.3 million for the full year 2006. The book-to-bill ratio was 1.06 for the full year 2007.
On a GAAP basis, the Company reported income from continuing operations for the full year 2007 of $26.9 million, or $0.38 per diluted share, compared to income from continuing operations of $34.9 million, or $0.50 per diluted share, for the full year 2006. On a non-GAAP basis, net income from continuing operations for the full year 2007 was $48.3 million, or $0.66 per diluted share, compared to net income from continuing operations of $54.2 million, or $0.75 per diluted share, for the full year 2006. Please refer to the attached financial statement schedules for a reconciliation of the Company’s GAAP operating results to its non-GAAP operating results.
Corporate Office:  5200 Paramount Parkway, Morrisville, N.C. 27560  •  Tel 919.460.5500  •  Fax 919.460.0877

Q4 2007 Results

2007 Business Highlights
• Tekelec simplified and strengthened the organization by evolving from a business unit structure to a single organization focused on portfolio integration and the acceleration of new product delivery.
• The Company expanded its geographic footprint by adding 7 new customers in the fourth quarter and 23 new customers for the year, all outside of North America.
• The Company gained market traction across our portfolio of major products. The Company received orders from 30 customers for our newest Performance Management and Monitoring release, IAS 2.0, many of which are Tier One service providers.
• The Company initiated 10 new customer trials with Tier One service providers for TekCore, TekMedia and TekPath during the year.
• The Company’s focus on driving operational improvements and cost structure efficiencies resulted in improved gross margin and operating margin performance during the fourth quarter of 2007 relative to the same period in 2006.
• The Company generated strong cash flow from continuing operations and completed a $50.1 million stock repurchase program resulting in a cash balance of $419.5 million at year-end.
Commenting on the results, Frank Plastina, president and CEO said, “2007 was a year of tremendous progress for Tekelec and the results are reflected in the financial results announced today. We were very pleased with our operating results, our record order entry and strong book-to-bill ratio in the fourth quarter. We believe our accomplishments in 2007 have positioned us for solid operating results in 2008.”
Results from Discontinued Operations
The Company completed the sale of its SSG business to GENBAND Inc. on April 21, 2007 and the results of the operations of SSG have been presented as a discontinued operation in the three and twelve months ended December 31, 2007 and 2006. In addition, the Company completed the sale of the IEX contact center business to NICE Systems, Inc. on July 6, 2006 and the operations of IEX have been presented as a discontinued operation in the three and twelve months ended December 31, 2006. On a GAAP basis, income from discontinued operations in the fourth quarter of 2007 was $0.3 million, or $0.00 per diluted share, compared to a loss from discontinued operations of $10.6 million, or $0.14 loss per diluted share, in the fourth quarter of 2006. On a GAAP basis, the loss from discontinued operations, including a loss on the sale of SSG, for the full year 2007 was $62.2 million, or $0.81 loss per diluted share, compared to income from discontinued operations of $51.2 million, or $0.68 per diluted share, for the full year 2006. Included in income from discontinued operations for the year ended December 31, 2006 was a gain on the sale of IEX of $177.5 million, net of taxes.
Consolidated Results
On a GAAP basis, consolidated net income for the three months ended December 31, 2007 was $10.4 million, or $0.15 per diluted share, compared to a consolidated net loss for the three months ended December 31, 2006 of $1.2 million, or $.01 loss per diluted share. On a GAAP basis, the consolidated net loss for the twelve months ended December 31, 2007 was $35.3 million, or $0.43 loss per diluted share, compared to consolidated net income for the twelve months ended December 31, 2006 of $86.1 million, or $1.18 per diluted share.

Q4 2007 Results

Balance Sheet
As of December 31, 2007, the Company’s consolidated cash, cash equivalents and short-term investments totaled $419.5 million, compared to $431.0 million at September 30, 2007 and to $424.4 million at December 31, 2006. Deferred revenues from continuing operations were $175.2 million at December 31, 2007, compared to $153.1 million at September 30, 2007 and to $195.8 million at December 31, 2006.
Stock Repurchase Plan
As previously announced in August 2007, Tekelec’s Board of Directors approved a stock repurchase program that authorized the company to repurchase up to $50 million worth of the company’s common stock. As of December 31, 2007 the Company had completed the program and had repurchased approximately 4.1 million shares at a total cost of $50.1 million.
Conference Call
Tekelec has scheduled a conference call for Thursday, February 7, 2008, for its management to discuss fourth quarter and full year 2007 results. The Company also plans to provide on its web site prior to the commencement of the call certain GAAP and non-GAAP information (including GAAP reconciliations) for the fourth quarter and the years ended December 31, 2007 and 2006 and to discuss during this call certain forward looking information concerning the Company’s prospects for 2008.
“Live” Webcast and Replay
Tekelec will host a live webcast of its conference call on Thursday, February 7, 2008 at 4:45 p.m. To access the webcast, visit Tekelec’s web site located at www.tekelec.com, enter the Investor Relations section and click on the webcast icon. A webcast replay will be available at approximately 7:45 p.m. on Thursday, February 7, 2008, and for 90 days thereafter.
Telephone Replay
A telephone replay of the call will also be available for one week after the live webcast by calling either (800) 642-1687 or (706) 645-9291, and entering the conference ID # 32641622.
Non-GAAP Information
Certain non-GAAP financial measures are included in this press release, including a full non-GAAP statement of operations. In the calculation of these measures, Tekelec generally excludes certain items such as amortization of acquired intangibles, restructuring and other charges, non-cash stock-based compensation charges, and unusual, non-recurring gains and charges. Tekelec believes that excluding such items provides investors and management with a representation of the Company’s core operating performance and with information useful in assessing its prospects for the future and underlying trends in Tekelec’s operating expenditures and continuing operations. Management uses such non-GAAP measures and the non-GAAP statements of operations to (i) evaluate financial results, (ii) manage the Company’s operations, and (iii) establish operational goals. Further, each of the individual non-GAAP measures within the non-GAAP statement of operations and the non-GAAP statement of operations itself are utilized by the Company’s management and board of directors to assist in determining incentive compensation and evaluating key trends within the business. In addition, since the Company has historically reported non-GAAP measures to the investment community, the Company believes the inclusion of this information provides consistency in our financial reporting. The attachments to this release provide a reconciliation of each of the non-GAAP measures, including those included in the full non-GAAP statement of operations, referred to in this release to the most directly comparable GAAP measure. The non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial measures.

Q4 2007 Results

FORWARD-LOOKING STATEMENTS
Certain statements made in this press release are forward looking, reflect the Company’s current intent, belief or expectations and involve certain risks and uncertainties. The Company’s actual future performance may not meet the Company’s expectations. As discussed in the Company’s Quarterly Report on Form 10-Q for the 2007 first quarter (the “Q1 2007 Form 10-Q”), Quarterly Report on Form 10-Q for the 2007 second quarter (the “Q2 2007 Form 10-Q”), Quarterly Report on Form 10-Q for the 2007 third quarter (the “Q3 2007 Form 10-Q”), Annual Report on Form 10-K for 2006 (the “2006 Form 10-K”) and other filings with the Securities and Exchange Commission (the “Commission”), the Company’s future operating results are difficult to predict and subject to significant fluctuations. Factors that may cause future results to differ materially from the Company’s current expectations, in addition to those identified in the Company’s 2006 Form 10-K, the Q1 2007 Form 10-Q, the Q2 2007 Form 10-Q , the Q3 2007 Form 10-Q, and its other filings with the Commission, include, among others, the risk that the Company will not realize all the benefits of its restructuring activities; the risk that the sales cycle will lengthen as customers evaluate current technology and anticipate technology shifts; delays in new product introduction and execution related to new technology and slower than anticipated customer orders related to such products; the risk that continued service provider consolidation will require additional review of capital expenditures and lengthen their procurement cycle; the risk that economic conditions will deteriorate, for example in connection with the turmoil in the sub-prime mortgage market, which may adversely effect demand for our customers’ services; the risk that customers will face difficulty in obtaining financing for capital expenditures in volatile capital markets, and the uncertainties related to the timing of revenue recognition due to the increasing percentage of international and new customer orders in the Company’s backlog. The Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

About Tekelec
Tekelec leverages its global leadership in core multimedia session control and network intelligence to ensure scalable, secure and highly available communications. The company’s leading signaling solutions enable the interworking of different network applications, technologies and protocols, providing a smooth transition to next-generation networks. Corporate headquarters are located near Research Triangle Park in Morrisville, N.C., U.S.A., with research and development facilities and sales offices throughout the world. For more information, please visit www.tekelec.com.
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Investor Contacts:
Jim Chiafery
Director of Investor Relations
919-461-6825 office
James.chiafery@tekelec.com

Q4 2007 Results

TEKELEC
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
	(Thousands, except per share data)
Revenues	$115,226	$125,099	$431,800	$443,346
Cost of sales:
Cost of goods sold	44,280	55,136	176,323	174,432
Amortization of purchased technology	588	589	2,354	2,349

Total cost of sales	44,868	55,725	178,677	176,781

Gross profit	70,358	69,374	253,123	266,565

Operating expenses:
Research and development	23,190	20,510	92,223	78,450
Sales and marketing	18,923	20,321	72,559	75,964
General and administrative	14,973	21,174	55,121	67,473
Acquired in process research and development	419	2,100	419	2,100
Restructuring and other	1,823	783	6,625	2,853
Amortization of intangible assets	109	112	249	1,516

Total operating expenses	59,437	65,000	227,196	228,356

Income from operations	10,921	4,374	25,927	38,209

Other income (expense), net:
Interest income	4,740	3,855	17,446	10,936
Interest expense	(837)	(1,032)	(3,591)	(3,813)
Gain on sale of investments	1	—	224	1,794
Gain on warrants in privately held company	—	1,275	—	1,275
Other, net	(1,046)	872	(4,034)	24

Total other income, net	2,858	4,970	10,045	10,216

Income from continuing operations before provision for income taxes	13,779	9,344	35,972	48,425
Provision for (benefit from) income taxes	3,720	(32)	9,081	13,559

Income from continuing operations	10,059	9,376	26,891	34,866
Income (loss) from discontinued operations, net of taxes	348	(10,623)	(62,227)	51,190

Net income (loss)	$10,407	$(1,247)	$(35,336)	$86,056

Earnings per share from continuing operations:
Basic	$0.15	$0.14	$0.39	$0.52
Diluted	0.14	0.13	0.38	0.50

Earnings (loss) per share from discontinued operations:
Basic	$0.01	$(0.16)	$(0.89)	$0.76
Diluted	0.00	(0.14)	(0.81)	0.68

Earnings (loss) per share:
Basic	$0.15	$(0.02)	$(0.51)	$1.28
Diluted	0.15	(0.01)	(0.43)	1.18

Weighted average number of shares outstanding-continuing operations:
Basic	68,443	68,309	69,531	67,340
Diluted	75,235	76,112	76,796	74,922

Weighted average number of shares outstanding:
Basic	68,443	68,309	69,531	67,340
Diluted	75,235	76,112	76,796	74,922

Q4 2007 Results

TEKELEC
UNAUDITED NON-GAAP(1) STATEMENTS OF OPERATIONS FOR CONTINUING OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
	(Thousands, except per share data)
Revenues	$115,226	$125,099	$431,800	$443,346
Cost of sales:
Cost of goods sold	43,913	54,519	169,668	171,932

Gross profit	71,313	70,580	262,132	271,414

Research and development	22,554	19,369	89,380	73,488
Sales and marketing	18,222	19,206	69,189	70,817
General and administrative	13,307	18,823	46,821	58,963

Total operating expenses	54,083	57,398	205,390	203,268

Income from operations	17,230	13,182	56,742	68,146
Interest and other income, net	2,858	3,695	10,045	7,148

Income from continuing operations before provision for income taxes	20,088	16,877	66,787	75,294
Provision for (benefit from) income taxes (2)	5,205	(531)	18,525	21,082

Net income from continuing operations	$14,883	$17,408	$48,262	$54,212

Earnings per share:
Basic	$0.22	$0.25	$0.69	$0.81
Diluted	0.21	0.24	0.66	0.75

Earnings per share weighted average number of shares outstanding:
Basic	68,443	68,309	69,531	67,340
Diluted	75,235	76,112	76,796	74,922
Notes to Unaudited Non-GAAP Statements of Operations for Continuing Operations:
(1)	Please refer to the attached reconciliations of the GAAP Statements of Operations to the above Non-GAAP Statements of Operations.

(2)	The above Non-GAAP Statements of Operations assume effective income tax rates of 26% and (3)% for the three months ended December 31, 2007 and 2006, respectively. The above Non-GAAP Statements of Operations assume effective income tax rates of 28% for the years ended December 31, 2007 and 2006

Q4 2007 Results

TEKELEC
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2007	2006
	(Thousands, except share data)
ASSETS

Current assets:
Cash and cash equivalents	$105,550	$45,329
Short-term investments, at fair value	313,922	379,045

Total cash, cash equivalents and short-term investments	419,472	424,374
Accounts receivable, net	147,092	133,050
Inventories	20,543	25,739
Income taxes receivable	28,361	14,665
Deferred income taxes	18,793	27,671
Deferred costs and prepaid commissions	57,203	55,110
Prepaid expenses and other current assets	14,726	26,133
Assets of discontinued operations	—	118,341

Total current assets	706,190	825,083
Property and equipment, net	32,510	36,398
Investments in privately-held companies	18,553	7,322
Deferred income taxes, net	83,418	51,496
Other assets	1,320	2,539
Goodwill	22,951	26,876
Intangible assets, net	16,948	19,543

Total assets	$881,890	$969,257

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$45,388	$42,076
Accrued expenses	21,259	35,596
Accrued compensation and related expenses	40,234	34,042
Current portion of deferred revenues	166,274	189,994
Convertible debt	125,000	—
Liabilities associated with SSG	5,767	—
Liabilities of discontinued operations	—	40,991

Total current liabilities	403,922	342,699

Deferred income taxes	1,295	1,481
Long-term portion of deferred revenues	8,917	5,836
Long-term convertible debt	—	125,000
Other long-term liabilities	6,569	—

Total liabilities	420,703	475,016

Commitments and Contingencies

Shareholders’ equity:
Common stock, without par value, 200,000,000 shares authorized; 67,479,916 and 68,728,986 shares issued and outstanding, respectively	319,761	322,620
Retained earnings	139,379	171,722
Accumulated other comprehensive income (loss)	2,047	(101)

Total shareholders’ equity	461,187	494,241

Total liabilities and shareholders’ equity	$881,890	$969,257

Q4 2007 Results

TEKELEC
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2007	2006
	(Thousands)
Cash flows from operating activities:
Net income (loss)	$(35,336)	$86,056
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss (income) from discontinued operations	62,227	(51,190)
Gain on sale of investments	(224)	(3,069)
Provision for doubtful accounts and returns	1,335	3,524
Inventory write downs	10,841	4,799
Depreciation	15,485	12,312
Loss on disposal of fixed assets	984	—
Amortization of intangibles	2,603	3,868
Amortization, other	893	3,026
Amortization of deferred financing costs	763	763
Acquired in-process research and development	419	2,100
Deferred income taxes	(176)	(3,179)
Stock-based compensation	15,682	20,567
Excess tax benefits from stock-based compensation	(3,914)	(1,991)
Changes in operating assets and liabilities, net of business disposal:
Accounts receivable	(16,946)	(36,745)
Inventories	(4,465)	(5,993)
Deferred costs	(2,093)	8,334
Prepaid expenses and other current assets	4,377	(7,962)
Accounts payable	3,725	9,040
Accrued expenses	(6,713)	4,554
Accrued compensation and related expenses	5,318	2,247
Deferred revenues	(19,439)	7,404
Income taxes payable/receivable	17,149	(13,061)

Total adjustments	87,831	(40,652)

Net cash provided by operating activities — continuing operations	52,495	45,404
Net cash used in operating activities — discontinued operations	(18,443)	(34,072)

Net cash provided by operating activities	34,052	11,332

Cash flows from investing activities:
Proceeds from sales and maturities of investments	703,949	861,490
Purchases of investments	(638,822)	(1,063,652)
Purchases of property and equipment	(20,234)	(24,601)
Payments related to IPR&D	(2,519)	—
Other non-operating assets	128	1,319

Net cash provided by (used in) investing activities — continuing operations	42,502	(225,444)
Net cash provided by (used in ) investing activities — discontinued operations	(3,241)	188,483

Net cash provided by (used in) investing activities	39,261	(36,961)

Cash flows from financing activities:
Payments on notes payable	—	(96)
Payments for repurchase of common stock	(50,122)	—
Proceeds from issuance of common stock	30,686	17,481
Excess tax benefits from stock-based compensation	3,914	1,991
Cash paid to settle stock options	—	(255)

Net cash provided by (used in) financing activities	(15,522)	19,121

Effect of exchange rate changes on cash	2,308	(110)

Net change in cash and cash equivalents	60,099	(6,618)
Cash and cash equivalents, beginning of period	45,451	52,069

Cash and cash equivalents, end of period	105,550	45,451
Less cash and cash equivalents of discontinued operations	—	122

Cash and cash equivalents of continuing operations at end of period	$105,550	$45,329

Q4 2007 Results

TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME

	Year Ended December 31, 2007

	(Thousands, except per share data)

	GAAP			Non-GAAP
	Continuing			Continuing
	Operations	Adjustments		Operations

Revenues	$431,800	$—		$431,800
Cost of sales:
Cost of goods sold	176,323	(1,655)	(1)	169,668
		(5,000)	(2)
Amortization of purchased technology	2,354	(2,354)	(3)	—

Total cost of sales	178,677	(9,009)		169,668

Gross profit	253,123	9,009		262,132

Operating Expenses:
Research and development	92,223	(2,843)	(1)	89,380
Sales and marketing	72,559	(3,370)	(1)	69,189
General and administrative	55,121	(7,588)	(1)	46,821
	—	(712)	(4)
Acquired in-process research and development	419	(419)	(5)	—
Restructuring and other	6,625	(6,399)	(6)	—
		(226)	(1)
Amortization of intangible assets	249	(249)	(3)	—

Total operating expenses	227,196	(21,806)		205,390

Income from operations	25,927	30,815		56,742

Interest and other income, net	10,045	—		10,045

Income from continuing operations before provision for income taxes	35,972	30,815		66,787

Provision for income taxes	9,081	9,444	(7)	18,525

Income from continuing operations	26,891	21,371		48,262

Loss from discontinued operations, net of taxes	(62,227)	62,227	(8)	—

Net income (loss)	$(35,336)	$83,598		$48,262

Earnings per share from continuing operations:
Basic	$0.39			$0.69
Diluted (9)	0.38			0.66

Earnings (loss) per share:
Basic	$(0.51)			$0.69
Diluted (9)	(0.43)			0.66

Weighted average number of shares outstanding:
Basic	69,531			69,531
Diluted (9)	76,796			76,796

(1)	The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock or restricted stock units and stock appreciation rights granted under our equity incentive plans and stock purchase rights granted under our employee stock purchase plan.

(2)	The adjustments represent the charge associated with product credits issued to Bouygues Telecom, S.A. as part of our settlement of the Bouygues litigation.

(3)	The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Steleus and iptelorg.

(4)	The adjustment represents legal expenses incurred to settle the Bouygues litigation.

(5)	The adjustment represents acquired in-process research and development related to certain signaling technology.

(6)	This adjustment represents the elimination of the costs associated with our restructuring activities.

(7)	The adjustment represents the income tax effect of footnotes (1), (2), (3), (4), (5) and (6) in order to reflect our Non-GAAP effective tax rate of 28%.

(8)	The adjustment represents the elimination of the results of our discontinued operations.

(9)	For the year ended December 31, 2007, the calculations of diluted earnings per share include a potential add-back to net income of $2,324,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.

Q4 2007 Results

TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME

	Three Months Ended December 31, 2007

	(Thousands, except per share data)

	GAAP			Non-GAAP
	Continuing			Continuing
	Operations	Adjustments		Operations

Revenues	$115,226	$—		$115,226
Cost of sales:
Cost of goods sold	44,280	(367)	(1)	43,913
Amortization of purchased technology	588	(588)	(2)	—

Total cost of sales	44,868	(955)		43,913

Gross profit	70,358	955		71,313

Operating Expenses:
Research and development	23,190	(636)	(1)	22,554
Sales and marketing	18,923	(701)	(1)	18,222
General and administrative	14,973	(1,666)	(1)	13,307
Acquired in-process research and development	419	(419)	(3)	—
Restructuring and other	1,823	(1,597)	(4)	—
		(226)	(1)
Amortization of intangible assets	109	(109)	(2)	—

Total operating expenses	59,437	(5,354)		54,083

Income from operations	10,921	6,309		17,230

Interest and other income, net	2,858	—		2,858

Income before provision for income taxes	13,779	6,309		20,088

Provision for income taxes	3,720	1,485	(5)	5,205

Income from continuing operations	10,059	4,824		14,883

Gain from discontinued operations, net of taxes	348	(348)	(6)	—

Net income	$10,407	$4,476		$14,883

Earnings per share from continuing operations:
Basic	$0.15			$0.22
Diluted (7)	0.14			0.21

Earnings per share:
Basic	$0.15			$0.22
Diluted (7)	0.15			0.21

Weighted average number of shares outstanding:
Basic	68,443			68,443
Diluted (7)	75,235			75,235

(1)	The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock or restricted stock units and stock appreciation rights granted under our equity incentive plans and stock purchase rights granted under our employee stock purchase plan.

(2)	The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Steleus and iptelorg.

(3)	The adjustment represents acquired in-process research and development related to certain signaling technology.

(4)	The adjustment represents the elimination of the costs associated with our restructuring activities.

(5)	The adjustment represents the income tax effect of footnotes (1), (2), (3) and (4) in order to reflect our Non-GAAP effective tax rate of 26%.

(6)	The adjustment represents the elimination of the results of our discontinued operations.

(7)	For the three months ended December 31, 2007, the calculations of diluted earnings per share include a potential add-back to net income of $581,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.

Q4 2007 Results

TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME

	Year Ended December 31, 2006

	(Thousands, except per share data)

	GAAP			Non-GAAP
	Continuing			Continuing
	Operations	Adjustments		Operations

Revenues	$443,346	$—		$443,346
Cost of sales:
Cost of goods sold	174,432	(2,500)	(1)	171,932
Amortization of purchased technology	2,349	(2,349)	(2)	—

Total cost of sales	176,781	(4,849)		171,932

Gross profit	266,565	4,849		271,414

Operating Expenses:
Research and development	78,450	(4,962)	(1)	73,488
Sales and marketing	75,964	(5,147)	(1)	70,817
General and administrative	67,473	(7,958)	(1)	58,963
		(342)	(3)
		(210)	(4)
Acquired in-process research and development	2,100	(2,100)	(5)	—
Restructuring and other	2,853	(2,853)	(6)	—
Amortization of intangible assets	1,516	(1,516)	(2)	—

Total operating expenses	228,356	(25,088)		203,268

Income from operations	38,209	29,937		68,146

Interest and other income, net	10,216	(3,068)	(7)	7,148

Income from continuing operations before provision for income taxes	48,425	26,869		75,294

Provision for income taxes	13,559	7,523	(8)	21,082

Income from continuing operations	34,866	19,346		54,212

Income from discontinued operations, net of taxes	51,190	(51,190)	(9)	—

Net income	$86,056	$(31,844)		$54,212

Earnings per share from continuing operations:
Basic	$0.52			$0.81
Diluted (10)	0.50			0.75

Earnings per share:
Basic	$1.28			$0.81
Diluted (10)	1.18			0.75

Weighted average number of shares outstanding:
Basic	67,340			67,340
Diluted (10)	74,922			74,922

(1)	The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock or restricted stock units and stock appreciation rights granted under our equity incentive plans and stock purchase rights granted under our employee stock purchase plan.

(2)	The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Steleus and iptelorg.

(3)	The adjustment represents legal expenses incurred to settle the IEX vs. Blue Pumpkin litigation.

(4)	The adjustment represents costs associated with the restatement of our consolidated financial statements.

(5)	The adjustment represents acquired in-process research and development related to certain signaling technology.

(6)	The adjustment represents restructuring and other costs related to our 2006 restructuring and changes in estimates relating to the restructuring of our manufacturing and corporate headquarters relocations in 2005 and 2004.

(7)	The adjustment represents the gain recognized related to our receipt of shares of Alcatel-Lucent upon release from escrow.

(8)	The adjustment represents the income tax effect of footnotes (1), (2), (3), (4),(5), (6) and (7) in order to reflect our Non-GAAP effective tax rate of 28%.

(9)	The adjustment represents the elimination of the results of our discontinued operations.

(10)	For the year ended December 31, 2006, the calculations of diluted earnings per share include the potential add-back to net income of $2,324,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.

Q4 2007 Results

TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME

	Three Months Ended December 31, 2006

	(Thousands, except per share data)

	GAAP			Non-GAAP
	Continuing			Continuing
	Operations	Adjustments		Operations

Revenues	$125,099	$—		$125,099
Cost of sales:
Cost of goods sold	55,136	(617)	(1)	54,519
Amortization of purchased technology	589	(589)	(2)	—

Total cost of sales	55,725	(1,206)		54,519

Gross profit	69,374	1,206		70,580

Operating Expenses:
Research and development	20,510	(1,141)	(1)	19,369
Sales and marketing	20,321	(1,115)	(1)	19,206
General and administrative	21,174	(2,351)	(1)	18,823
Acquired in-process research and development	2,100	(2,100)	(3)	—
Restructuring and other	783	(783)	(4)	—
Amortization of intangible assets	112	(112)	(2)	—

Total operating expenses	65,000	(7,602)		57,398

Income from operations	4,374	8,808		13,182

Interest and other income, net	4,970	(1,275)	(5)	3,695

Income from continuing operations before benefit from income taxes	9,344	7,533		16,877

Benefit from income taxes	(32)	(499)	(6)	(531)

Income from continuing operations	9,376	8,032		17,408

Loss from discontinued operations, net of taxes	(10,623)	10,623	(7)	—

Net income (loss)	$(1,247)	$18,655		$17,408

Earnings per share from continuing operations:
Basic	$0.14			$0.25
Diluted (8)	0.13			0.24

Earnings (loss) per share:
Basic	$(0.02)			$0.25
Diluted (8)	(0.01)			0.24

Weighted average number of shares outstanding:
Basic	68,309			68,309
Diluted (8)	76,112			76,112

(1)	The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock or restricted stock units and stock appreciation rights granted under our equity incentive plans and stock purchase rights granted under our employee stock purchase plan.

(2)	The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Steleus and iptelorg.

(3)	The adjustment represents acquired in-process research and development related to certain signaling technology.

(4)	The adjustment represents changes in estimates relating to our 2006 Restructuring.

(5)	The adjustment represents the gain recognized related to our receipt of shares of Alcatel-Lucent upon release from escrow.

(6)	The adjustment represents the income tax effect of footnotes (1), (2), (3), (4) and (5) in order to reflect our non-GAAP effective tax rate of (3)%.

(7)	The adjustment represents the elimination of the results of our discontinued operations.

(8)	For the three months ended December 31, 2006, the calculations of diluted earnings per share include the potential add-back to net income of $581,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.